UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 14, 2010

CROCS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-51754	20-2164234
(State or other	(Commission	(I.R.S. Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

6328 Monarch Park Place Niwot, Colorado	80503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 848-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure.

On September 14, 2010, Crocs, Inc. (the “Company”) will present at the Credit Suisse First Annual Small & Mid Cap Conference in Boston, Massachusetts.  The presentation, which will be broadcasted live at 1:00 p.m. Eastern Time, will be available by clicking the “Investor Relations” link under the “Company” section on the Company’s website, www.crocs.com.  A copy of the slide deck that will be used during the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Crocs, Inc. Presentation for the Credit Suisse First Annual Small & Mid Cap Conference on September 14, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROCS, INC.

Date: September 14, 2010	By:	/s/ Russell C. Hammer
Russell C. Hammer,
Chief Financial Officer, Senior Vice
President - Finance and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Crocs, Inc. Presentation for the Credit Suisse First Annual Small & Mid Cap Conference on September 14, 2010.